UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 26, 2017

SMSA CRANE ACQUISTION CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53800	27-0984742
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Orinda Way, Suite 180-C, Orinda, CA  94563

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (925) 791-1440

1172 South Dixie Highway, Suite 335, Coral Gables, FL 33146
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01

Changes in Control of Registrant

On June 26, 2017, our former controlling shareholder, Coqui Radio Pharmaceuticals, Corp. (“Coqui”), sold 9,947,490 shares of common stock to Irwin Eskanos for a purchase price of $250,000.  The source of the funds used for the acquisition was the personal funds of Mr. Eskanos. Concurrently with this sale of controlling interest, our board of directors appointed Mr. Eskanos as our new sole Director, President, Secretary, Treasurer, CEO, and CFO, and accepted the resignation of Carmen I. Bigles, as discussed in Item 5.02, below.  Also concurrently with the sale of controlling interest, Coqui agreed pay in full, and indemnify us for, our outstanding liabilities as of the date of the sale.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a further change in control of the registrant.

Following the change in control, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of June 26, 2017 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 10,047,495 shares of Common Stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Irwin Eskanos 4 Orinda Way, Suite 180-C Orinda, CA 94563	9,947,490	99.00%
	All Officers and Directors as a Group (one person)	9,947,490	99.00%

	Other 5% owners
	None.

To the extent that the information specified under Item 5.01(a)(8) of Form 8-K is required, except as superseded or updated by the disclosures set forth in this Current Report, all such information may be found in the Company’s Quarterly Report on Form 10-Q filed June 13, 2017, the Annual Report on Form 10-K filed June 13, 2017, and in the Company’s Registration Statement on Form 10/A filed March 2, 2010, each of which is incorporated herein by reference as permitted by Item 5.01(a)(8) of Form 8-K.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 26, 2017, the board of directors appointed Irwin Eskanos as our new sole Director, President, Secretary, Treasurer, CEO, and CFO.

Following these appointments, the board accepted the resignation of Carmen I. Bigles as our former sole officer and director. There was no known disagreement with Ms. Bigles regarding our operations, policies, or practices.  Ms. Bigles’ resignation from the board, and Mr. Eskanos’ appointment to the board, shall take effect upon the tenth day following our mailing of an Information Statement on Schedule 14f-1 to our shareholders.

Irwin Eskanos is our newly appointed President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer, and sole Director.  Mr. Eskanos has been a licensed attorney in California for over fifty years. He recently retired from the firm of Eskanos & Adler, which he founded in 1969.  Mr. Eskanos’ practice focused on commercial law and collections, representing major Fortune 500 companies and other businesses engaged in extensions of credit. He has been actively involved in the Commercial Law League of America, The National Association of Bankruptcy Trustees, the founding and development of the National Association of Retail Collection Attorneys (NARCA) and state and local Bar Associations including the Alameda County Bar, the San Francisco County Bar Association, the Contra Costa Bar Association and the California Creditor’s Bar Association (which Mr. Eskanos was an active participant in the founding in 2005).  In addition, Mr. Eskanos has authored practice books for lawyers for the University of California’s Continuing Education of the Bar.

As part of his service in the legal industry, Mr. Eskanos also served as a judge pro tem in the Oakland Piedmont Municipal Court, arbitrated actions as an Arbitrar appointed by the American Arbitration Association, and served for many years as an Arbitrar before the bar association being a member of the panel adjudicating disputes between clients and their attorneys.  Mr. Eskanos continues to maintain a presence in the collections industry by maintaining his active participation in Alliance Credit Services, a national debt buyer.  He is an active member of the Debt Buyers Association, which is the industry group of companies involved in purchasing “delinquent debt.”  Following his recent retirement from the law firm of Eskanos & Adler, Mr. Eskanos has been engaged in providing pro bono work for those needing legal representation but without the financial ability to pay for the same.  Mr. Eskanos is a graduate of the University of San Francisco School of Law.

Our newly-appointed officer and director has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.  At this time, we do not have a written employment agreement or other formal compensation agreement with Mr. Eskanos.

SECTION 8 – OTHER EVENTS

Item 8.01

Other Events

Following the change in control described above, our corporate offices have been moved and our phone number has changed.  Our new office address and phone number is:

4 Orinda Way, Suite 180-C

Orinda, CA  94563

Phone: (925) 791-1440

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA Crane Acquisition Corp.

Date: June 27, 2017	By:	/s/ Irwin Eskanos
Irwin Eskanos
Chief Executive Officer